UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22985

SMEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

600 University Street, Suite 2412

Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Cole W. Smead

Smead Capital Management, Inc.

600 University Street, Suite 2412

Seattle, WA 98101

Copy to:

Pamela M. Krill, Esq

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 807-4122

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1.  Report to Shareholders.

Annual Report

November 30, 2017

Investment Adviser

Smead Capital Management, Inc.

600 University Street,

Suite 2412

Seattle, Washington 98101

Phone: 877-807-4122

www.smeadfunds.com

Dear Shareholders:

Rarely have we had more success and been more worn out than at the end of our 2017 fiscal year. The Smead Value Fund (SMVLX) returned 22.51% versus a 22.87% return for the S&P 500 Index and 14.83% for the Russell 1000 Value Index. We are a large-cap value fund and 2017 was the second year in a row where value disciplines meaningfully underperformed the S&P 500. Coming back-to-back, this has made the two-year stretch one of the worst for value in our time in the investment business.

This has effectively punctuated one of growth stock investing’s best ever ten-year periods of domination in the last 60 years. This is especially interesting because value has a terrific historical advantage over growth despite occasional lengthy bouts of growth stock “nirvana.” We have a distinct choice; we can either moan about just missing out on beating the S&P 500 for the fiscal year or we can be thrilled to have made such a large one-year gain, while tarring and feathering the value index. Since we are approaching the tenth anniversary of the existence of the Smead Value Fund, let’s rejoice in our blessings!

The biggest winners this year were NVR (NVR), PayPal (PYPL) and our financial sector holdings. NVR doubled in value as homebuilding success lifted it and Lennar (LEN). Our financial stocks like JPMorgan (JPM), Bank of America (BAC), American Express (AXP) and Aflac (AFL) were our best attributing sector of the S&P 500 Index. Lastly, PayPal showed great progress in their business and picked up the growth stock tail wind.

Our poor performers ran headlong into two pretty belligerent forces in 2017: President Trump’s tweets and Jeff Bezos’ new business wish list. Our drug-related stocks suffered from negative tweets and our pharmacy (Walgreens (WBA)), drug distribution (AmerisourceBergen (ABC)), retail (Nordstrom (JWN)) and old media (Tegna (TGNA)), (Disney (DIS)) stocks got severe scares from the threatened entry of Amazon (AMZN) or other FAANG companies into their industry1. We believe some of our best future appreciation will come out of the nerve-racking fear which set in on these industries during the tax-loss selling season of November and December.

Our new purchases were oriented towards buying into the aforementioned deeply out-of-favor industries via companies which fit our eight criteria for common stock selection. Target (TGT) was added this year as investors fled retail. We also stocked up on Walgreens, as investor fears “conveniently” offered us attractive prices compared to recent years. We hope this is a prescription similar to buying American Express a few years ago, when their divorce from Costco looked like the end of the world to research analysts on Wall Street. They have a similar attitude on Target and we would like to think that history can repeat itself.

Additionally, we stepped into Kroger (KG) late in the year as its stock went on sale from fears of online competition. Kroger is a best in class grocer which has partially been out of favor due to demographics and food deflation, something that is cured over time in our view. Outside of these new names, we increased our weighting in AmerisourceBergen on continued contentiousness surrounding the drug distribution business, and Lennar based on very attractive valuation even as its fundamentals improve.

Discovery Communications (DISCA) announced a transaction to buy one of our portfolio names, Scripps Networks (SNI), in a deal of 70% cash and 30% Discovery

[1]	FAANG companies include Facebook, Amazon, Apple, Netflix and Google parent Alphabet.

Communications stock. This effectively hedged our exposure until the deal consummates, causing us to sell our Scripps Networks stock outright, and initiate a position in Discovery Communications, even before the deal closes. We think the combination of the two reality TV offerings being operated under the same roof will create a very attractive and lucrative non-sports media juggernaut, which will continue to win viewership no matter what medium is utilized. Also in the deal realm, we sold Cabela’s (CAB) early in the year due to it being bought out by Bass Pro Shops. Three other full liquidations included our ownership of Cars.com (CARS), which we received as a spinoff from our ownership of Tegna, as well as Express Scripts (ESRX) and Gannett (GCI). The latter two sales were results of our sell discipline which mandates we thoroughly re-vet a security if it depreciates materially from our initial capital. In both cases, insiders never showed their hands in buying their respective stocks, which also made it difficult for us to maintain our prior conviction. Cars.com is early in its efforts, fairly rich in valuation, and generally too illiquid for what we like to own in the Fund.

Implementing the above activity required a number of securities to be trimmed back. We pared our position in Home Depot (HD), NVR, Bank of America, JPMorgan, eBay (EBAY), Comcast (CMCSA) and PayPal, based on strong stock performance causing fair or rich valuations, along with incrementally too-rosy consensus views. We also trimmed our position in Tegna after witnessing strong and material insider selling. While we don’t generally pay too much mind to insider selling vs. buying, we take note when it is large enough, especially when sentiment is contentious. We are comfortable with our remaining positions among these trimmed names, and continue to hold them as fundamentals catch up with price.

Lastly, we are pleased that almost all share classes of the Fund finished the year under their expense cap. The Fund has benefited from the economies of scale that come with size. As the age of the Fund grows older, we continue to look at ways that we can improve service providers, when appropriate, to ensure a strong footing to the Smead Value Fund.

Warmest regards,

William Smead Lead Portfolio Manager	Tony Scherrer, CFA Co-Portfolio Manager	Cole Smead, CFA Co-Portfolio Manager

The information contained herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Smead Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 877-807-4122, or visiting www.smeadfunds.com. Read it carefully before investing.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. It is not possible to invest directly in an index. Information is provided for information purposes only and should not be considered tax advice. Please consult your tax advisor for further assistance.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of the date of this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to- book ratios and lower forecasted growth values. You cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Price-to-Earnings Ratio (P/E Ratio) is the ratio of a company’s share price to its earning per share.

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 5.75% when you invest. Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, Inc., the Fund’s transfer agent. To the extent the Fund invests in shares of exchange traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

	Beginning Account Value 6/1/17	Actual Ending Account Value 11/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Net Expense Ratio During Period(2)
Investor Class	$1,000.00	$1,132.20	$1,018.80	$6.68	$6.33	1.25%
Class A	1,000.00	1,132.00	1,019.35	6.09	5.77	1.14
Class I1	1,000.00	1,133.90	1,020.16	5.24	4.96	0.98
Class R1	1,000.00	1,130.20	1,017.80	7.74	7.33	1.45
Class R2	1,000.00	1,131.20	1,017.85	7.69	7.28	1.44
Class Y	1,000.00	1,134.50	1,020.96	4.39	4.15	0.82

(1)	Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).
(2)	Annualized.

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund seeks long-term capital appreciation through concentrated positions. Therefore, the Fund maintains approximately 25-30 companies in its portfolio. The Fund invests in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown

(% of Investments as of November 30, 2017)

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns as of November 30, 2017

	Inception Date	1 Year	5 Years	Since Inception
Smead Value Fund – Investor Class	1/2/2008	22.51%	14.87%	8.59%
Smead Value Fund – Class A	1/27/2014	22.51%	N/A	10.80%
Smead Value Fund – Class I1	12/18/2009	22.86%	15.18%	15.26%
Smead Value Fund – Class R1	11/25/2014	22.14%	N/A	8.60%
Smead Value Fund – Class R2	11/25/2014	22.28%	N/A	8.73%
Smead Value Fund – Class Y	11/25/2014	23.04%	N/A	9.38%
S&P 500® Index (Total Return)		22.87%	15.74%	10.73%
Russell 1000 Value Index (Total Return)		14.83%	14.17%	12.21%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Value Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

One cannot invest directly in an index.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Continued

SMEAD VALUE FUND

Schedule of Investments

November 30, 2017

	Shares	Value
COMMON STOCKS 96.60%

Banks 14.85%
Bank of America Corp.	2,421,663	$68,218,247
JPMorgan Chase & Co.	670,944	70,127,067
Wells Fargo & Co.	791,951	44,721,473

		183,066,787

Consumer Durables & Apparel 12.31%
Lennar Corp. – Class A	990,377	62,175,868
Lennar Corp. – Class B	20,091	1,031,074
NVR, Inc. (a)	25,493	88,588,175

		151,795,117

Consumer Services 0.93%
Starbucks Corp.	199,315	11,524,393

Diversified Financials 11.36%
American Express Co.	710,513	69,424,225
Berkshire Hathaway, Inc. – Class B (a)	366,193	70,678,911

		140,103,136

Food & Staples Retailing 5.64%
Kroger Co.	528,769	13,673,966
Walgreens Boots Alliance, Inc.	768,602	55,923,482

		69,597,448

Health Care Equipment & Services 1.74%
AmerisourceBergen Corp.	253,239	21,479,732

Insurance 5.01%
Aflac, Inc.	704,751	61,764,378

Media 10.43%
Comcast Corp. – Class A	884,674	33,210,662
Discovery Communications, Inc. – Class A (a)	1,660,756	31,587,579
Tegna, Inc.	1,881,005	24,979,746
Walt Disney Co.	371,074	38,895,977

		128,673,964

Pharmaceuticals, Biotechnology & Life Sciences 13.15%
Amgen, Inc.	385,116	67,649,476
Johnson & Johnson	169,666	23,639,564
Merck & Co., Inc.	607,236	33,561,934
Pfizer, Inc.	1,028,217	37,283,148

		162,134,122

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Retailing 9.11%
Home Depot, Inc.	228,412	$41,073,046
Nordstrom, Inc.	500,156	22,732,090
Target Corp.	810,115	48,525,889

		112,331,025

Software & Services 10.77%
Accenture PLC – Class A (b)	255,348	37,794,057
eBay, Inc. (a)	1,501,513	52,057,456
PayPal Holdings, Inc. (a)	566,588	42,907,709

		132,759,222

Transportation 1.30%
Alaska Air Group, Inc.	231,463	16,010,296

TOTAL COMMON STOCKS (Cost $888,868,815)		1,191,239,620

SHORT-TERM INVESTMENTS 3.20%

Money Market Fund 3.20%
State Street Institutional U.S. Government Money Market 0.08% (c)	39,392,811	39,392,811

TOTAL SHORT-TERM INVESTMENTS (Cost $39,392,811)		39,392,811

TOTAL INVESTMENTS (Cost $928,261,626) 99.80%		1,230,632,431
Other Assets in Excess of Liabilities 0.20%		2,481,659

TOTAL NET ASSETS 100.00%		$1,233,114,090

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the 1-month performance for the month ended November 30, 2017.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2017

Assets
Investments, at value (cost $928,261,626)	$1,230,632,431
Receivable for Fund shares sold	1,396,284
Dividends and interest receivable	3,337,488
Other assets	1,245

Total Assets	1,235,367,448

Liabilities
Payable for Fund shares redeemed	848,229
Payable to Adviser	909,902
Payable to Administrator	74,046
Payable for distribution fees	64,990
Payable for shareholder servicing fees	163,165
Accrued expenses and other liabilities	193,026

Total Liabilities	2,253,358

Net Assets	$1,233,114,090

Net Assets Consist Of:
Paid-in capital	$873,706,683
Accumulated undistributed net investment income	6,538,739
Accumulated undistributed net realized gain from investments	50,497,863
Net unrealized appreciation on investments	302,370,805

Net Assets	$1,233,114,090

Investor Class Shares
Net assets	155,602,233
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,290,085
Net asset value, offering price and redemption price per share	$47.29

Class A Shares
Net assets	163,988,902
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,486,637
Net asset value and redemption price per share(1)	$47.03

Maximum offering price per share (47.03/0.9425)(2)	$49.90

Class I1 Shares
Net assets	897,546,950
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	18,964,864
Net asset value, offering price and redemption price per share	$47.33

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities (Continued)

November 30, 2017

Class R1 Shares
Net assets	1,779,308
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	38,210
Net asset value, offering price and redemption price per share	$46.57

Class R2 Shares
Net assets	1,262,577
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	27,016
Net asset value, offering price and redemption price per share	$46.73

Class Y Shares
Net assets	12,934,120
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	272,855
Net asset value, offering price and redemption price per share	$47.40

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within eighteen months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.
(2)	Reflects a maximum sales charge of 5.75%.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2017

Investment Income
Dividend income	$18,530,466
Interest income	316,274

Total Investment Income	18,846,740

Expenses
Management fees	8,712,955
Distribution fees – Investor Class	468,458
Distribution fees – Class A	370,276
Distribution fees – Class R1	8,124
Distribution fees – Class R2	6,515
Shareholder servicing fees – Investor Class	237,247
Shareholder servicing fees – Class A	124,718
Shareholder servicing fees – Class I1	840,296
Shareholder servicing fees – Class R1	2,506
Shareholder servicing fees – Class R2	725
Administration fees	242,070
Transfer agent fees and expenses	84,261
Fund accounting fees	193,213
Federal and state registration fees	113,080
Custody fees	75,977
Reports to shareholders	50,961
Legal fees	68,567
Audit and tax fees	17,000
Trustees’ fees	100,000
Recoupment of previously reimbursed expenses	417,556
Other expenses	47,844

Total Expenses	12,182,349
Reimbursement from Service Provider (Note 5)	(201,485)

Net Expenses	11,980,864

Net Investment Income	6,865,876

Realized and Unrealized Gain on Investments
Net realized gain from investments	59,621,177
Change in net unrealized appreciation on investments	172,496,173

Net Realized and Unrealized Gain on Investments	232,117,350

Net Increase in Net Assets from Operations	$238,983,226

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended November 30, 2017	Year Ended November 30, 2016
From Operations
Net investment income	$6,865,876	$9,641,701
Net realized gain from investments	59,621,177	27,439,882
Change in net unrealized appreciation/(depreciation) on investments	172,496,173	(61,711,425)

Net increase/(decrease) in net assets from operations	238,983,226	(24,629,842)

From Distributions
Net investment income – Investor Class	(1,039,276)	(1,908,602)
Net investment income – Class A	(982,379)	(1,086,630)
Net investment income – Class I1	(6,529,290)	(6,340,997)
Net investment income – Class R1	(8,770)	(3,889)
Net investment income – Class R2	(8,557)	(11,374)
Net investment income – Class Y	(111,841)	(10,525)
Net realized gain on investments – Investor class	(5,542,843)	(9,354,729)
Net realized gain on investments – Class A	(3,879,527)	(3,661,639)
Net realized gain on investments – Class I1	(19,005,239)	(19,381,556)
Net realized gain on investments – Class R1	(37,591)	(13,267)
Net realized gain on investments – Class R2	(46,733)	(35,726)
Net realized gain on investments – Class Y	(282,890)	(28,749)

Net decrease in net assets resulting from distributions paid	(37,474,936)	(41,837,683)

From Capital Share Transactions
Proceeds from shares sold	251,088,199	474,605,005
Issued in reinvestment of dividends and distributions	19,235,046	23,509,920
Payments for shares redeemed	(359,051,139)	(630,212,003)

Net decrease in net assets from capital share transactions	(88,727,894)	(132,097,078)

Total Increase/(Decrease) in Net Assets	112,780,396	(198,564,603)

Net Assets
Beginning of year	1,120,333,694	1,318,898,297

End of year	$1,233,114,090	$1,120,333,694

Accumulated Undistributed Net Investment Income	$6,538,739	$8,352,976

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SMEAD VALUE FUND

Financial Highlights

November 30, 2017

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
Year Ended November 30, 2017	$39.79	$0.15	(4)	$8.57	$8.72	$(0.19)	$(1.03)	$(1.22)
Year Ended November 30, 2016	41.57	0.23	(4)	(0.81)	(0.58)	(0.20)	(1.00)	(1.20)
Year Ended November 30, 2015	40.98	0.27	(4)	2.11	2.38	(0.16)	(1.63)	(1.79)
Year Ended November 30, 2014	36.35	0.18	(4)	5.62	5.80	(0.12)	(1.05)	(1.17)
Year Ended November 30, 2013	27.61	0.13		9.04	9.17	(0.15)	(0.28)	(0.43)

Class A
Year Ended November 30, 2017	39.62	0.20	(4)	8.50	8.70	(0.26)	(1.03)	(1.29)
Year Ended November 30, 2016	41.47	0.24	(4)	(0.79)	(0.55)	(0.30)	(1.00)	(1.30)
Year Ended November 30, 2015	40.95	0.30	(4)	2.07	2.37	(0.22)	(1.63)	(1.85)
Period Ended November 30, 2014(7)	35.45	0.07	(4)	5.43	5.50	—	—	—

Class I1
Year Ended November 30, 2017	39.87	0.28	(4)	8.56	8.84	(0.35)	(1.03)	(1.38)
Year Ended November 30, 2016	41.66	0.33	(4)	(0.79)	(0.46)	(0.33)	(1.00)	(1.33)
Year Ended November 30, 2015	41.07	0.39	(4)	2.09	2.48	(0.26)	(1.63)	(1.89)
Year Ended November 30, 2014	36.40	0.27	(4)	5.63	5.90	(0.18)	(1.05)	(1.23)
Year Ended November 30, 2013	27.61	0.18		9.08	9.26	(0.19)	(0.28)	(0.47)

Class R1
Year Ended November 30, 2017	39.33	0.06	(4)	8.45	8.51	(0.24)	(1.03)	(1.27)
Year Ended November 30, 2016	41.31	0.12	(4)	(0.81)	(0.69)	(0.29)	(1.00)	(1.29)
Year Ended November 30, 2015	40.95	0.35	(4)	1.89	2.24	(0.25)	(1.63)	(1.88)
Period Ended November 30, 2014(8)	40.63	0.00	(4)(9)	0.32	0.32	—	—	—

Class R2
Year Ended November 30, 2017	39.40	0.08	(4)	8.47	8.55	(0.19)	(1.03)	(1.22)
Year Ended November 30, 2016	41.36	0.16	(4)	(0.80)	(0.64)	(0.32)	(1.00)	(1.32)
Year Ended November 30, 2015	40.95	0.17	(4)	2.13	2.30	(0.26)	(1.63)	(1.89)
Period Ended November 30, 2014(8)	40.63	0.00	(4)(9)	0.32	0.32	—	—	—

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Portfolio turnover rate(2)

$47.29	22.51%	$155,602	1.25%	1.23	%(5)	0.34%	0.36	%(6)	20.04%
39.79	(1.34)%	216,244	1.26%	1.26%		0.60%	0.60%		23.67%
41.57	6.25%	385,928	1.34%	1.26%		0.61%	0.67%		20.26%
40.98	16.45%	366,067	1.26%	1.25%		0.46%	0.47%		12.70%
36.35	33.74%	253,512	1.28%	1.35%		0.54%	0.47%		11.32%

47.03	22.51%	163,989	1.18%	1.16	%(5)	0.45%	0.46	%(6)	20.04%
39.62	(1.28)%	152,921	1.22%	1.22%		0.64%	0.64%		23.67%
41.47	6.23%	148,500	1.30%	1.26%		0.74%	0.76%		20.26%
40.95	15.51%	27,378	1.45%	1.44%		0.20%	0.21%		12.70%

47.33	22.86%	897,547	0.98%	0.96	%(5)	0.65%	0.67	%(6)	20.04%
39.87	(1.05)%	736,903	1.00%	0.99%		0.86%	0.87%		23.67%
41.66	6.51%	781,146	1.07%	0.99%		0.90%	0.96%		20.26%
41.07	16.75%	544,490	1.01%	1.00%		0.71%	0.72%		12.70%
36.40	34.10%	313,557	1.03%	1.10%		0.79%	0.72%		11.32%

46.57	22.14%	1,779	1.49%	1.48	%(5)	0.13%	0.15	%(6)	20.04%
39.33	(1.62)%	1,447	1.54%	1.54%		0.33%	0.33%		23.67%
41.31	5.91%	553	1.64%	1.59%		0.85%	0.88%		20.26%
40.95	0.79%	5	1.57%	1.57%		0.23%	0.23%		12.70%

46.73	22.28%	1,263	1.43%	1.41	%(5)	0.18%	0.20	%(6)	20.04%
39.40	(1.51)%	1,841	1.49%	1.44%		0.37%	0.42%		23.67%
41.36	6.07%	1,579	1.55%	1.44%		0.35%	0.44%		20.26%
40.95	0.79%	5	1.62%	1.44%		0.18%	0.36%		12.70%

SMEAD VALUE FUND

Financial Highlights (Continued)

November 30, 2017

		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income		Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Class Y
Year Ended November 30, 2017	$39.92	$0.35	(4)	$8.57	$8.92	$(0.41)	$(1.03)	$(1.44)
Year Ended November 30, 2016	41.70	0.37	(4)	(0.78)	(0.41)	(0.37)	(1.00)	(1.37)
Year Ended November 30, 2015	41.06	0.42	(4)	2.13	2.55	(0.28)	(1.63)	(1.91)
Period Ended November 30, 2014(8)	40.74	0.01	(4)	0.31	0.32	—	—	—

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(2)	Not annualized for periods of less than one year.
(3)	Annualized for periods of less than one year.
(4)	Based on average shares outstanding.
(5)	Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of expenses to average net assets after waivers and recoupment of expenses would have been 1.25%, 1.18%, 0.98%, 1.49%, 1.43% and 0.83%, respectively.
(6)	Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of net investment income to average net assets after waivers and recoupment of expenses would have been 0.34%, 0.45%, 0.65%, 0.13%, 0.18% and 0.80%, respectively.
(7)	Class A shares commenced operations on January 27, 2014.
(8)	Class R1 shares, Class R2 shares and Class Y shares commenced operations on November 25, 2014.
(9)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

			Ratio of expenses to average net assets			Ratio of net investment income to average net assets
Net Asset Value, End of Period	Total Return(1)(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Before waivers and recoupment of expenses(3)	After waivers and recoupment of expenses(3)		Portfolio turnover rate(2)

$47.40	23.04%	$12,934	0.83%	0.81	%(5)	0.80%	0.82	%(6)	20.04%
39.92	(0.93)%	10,978	0.88%	0.84%		0.93%	0.97%		23.67%
41.70	6.69%	1,192	0.95%	0.84%		0.94%	1.04%		20.26%
41.06	0.79%	5	0.85%	0.82%		0.95%	0.98%		12.70%

SMEAD VALUE FUND

Notes to Financial Statements

November 30, 2017

1)	Organization

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust (the “Trust”) organized on July 17, 2014. Pursuant to a reorganization that took place on November 21, 2014, the Fund is the successor to the Smead Value Fund, a series of Trust for Professional Managers (the “Predecessor Fund”). As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the reorganization. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The Fund’s investment objective is long-term capital appreciation. The Trust may issue an unlimited number of interests (or shares) of beneficial interest, each with a par value of $0.001. The Fund currently offers six classes of shares: Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares. Class C, Class I2, Class R3 and Class R4 shares are not yet in operation. Each class of shares of the Fund has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution and shareholder servicing expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations of the Fund’s investments by each fair value hierarchy level as of November 30, 2017:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$1,191,239,620	$—	$—	$1,191,239,620

Total Equity	1,191,239,620	—	—	1,191,239,620
Short-Term Investment	—	39,392,811	—	39,392,811

Total Investments in Securities	$1,191,239,620	$39,392,811	$—	$1,230,632,431

(1)	See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at November 30, 2017. For the year ended November 30, 2017, there were no transfers between levels for the Fund. It is

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.

(b)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class – distribution and shareholder servicing fees), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class and Class A shares and 0.50% of the average daily net assets of the Class R1 and Class R2 shares.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2017, the Fund did not incur any interest or penalties.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

As of November 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$929,925,847

Gross tax unrealized appreciation	311,790,306
Gross tax unrealized depreciation	(11,083,722)

Net tax unrealized appreciation	$300,706,584

Undistributed ordinary income	$6,538,739
Undistributed long-term capital gain	52,162,084

Total distributable earnings	$58,700,823

Other accumulated losses	—

Total accumulated gains	$359,407,407

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short- term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2017, the following permanent adjustments were recorded. Such adjustments were attributed to the reclassification of net investment loss, distribution adjustments and the usage of equalization for tax purposes.

Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain/Loss	Paid-In Capital
$—	($7,730,410)	$7,730,410

The tax character of distributions paid during the years ended November 30, 2017 and November 30, 2016 was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$8,680,113	$9,361,403
Long-Term Capital Gain	$28,794,823	$32,476,280

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

On December 14, 2017, the Fund declared and paid distributions from ordinary income and long-term capital gains to shareholders of record on December 13, 2017.

	Distributions Paid from		Total Distributions Paid
Class	Ordinary Income	Realized Gain/Loss
Investor Class	$327,005	$6,517,725	$6,844,730
Class A	501,952	6,596,280	7,098,232
Class I1	5,307,751	38,373,305	43,681,056
Class R1	786	76,290	77,076
Class R2	1,426	54,226	55,652
Class Y	92,486	544,258	636,744

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Adviser

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2018 to the extent necessary to ensure that the Fund’s operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends and interest expense on securities sold short) do not exceed 1.26%, 1.26%, 0.99%, 1.59%, 1.44% and 0.84% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on November 30:

Year incurred	Expiration Year	Smead Value Fund
2015	2018	$230,486
2016	2019	88,273

For the year ended November 30, 2017, the Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $417,556.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

(4)	Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class and Class A shares and 0.50% of the Fund’s average daily net assets of Class R1 and Class R2 shares for services to prospective Fund shareholders and distribution of Fund shares. During the year ended November 30, 2017, the Fund accrued expenses of $853,373 pursuant to the 12b-1 Plan. As of November 30, 2017, the Fund owed the Distributor fees of $64,990.

The Fund has also adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan also authorizes payment of a shareholder servicing fee to the Distributor of up to 0.25% of the average daily net assets attributable to the respective class. The Fund implemented 0.13% for the shareholder servicing fee for the Investor Class shares of the Fund, 0.08% for the shareholder servicing fee for the Class A shares of the Fund, 0.10% for the shareholder servicing fee for the Class I1 shares of the Fund, 0.15% for the shareholder servicing fee for the Class R1 shares of the Fund, and 0.06% for the shareholder servicing fee for the Class R2 shares of the Fund. For those share classes that currently charge less than the maximum shareholder servicing fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice. The following table details the Shareholder Servicing Plan fees paid for the year ended November 30, 2017.

Investor Class	$237,247
Class A	124,718
Class I1	840,296
Class R1	2,506
Class R2	725

(5)	Accounting, Custody, Administration and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the Fund’s accounting agent, custodian of the Fund’s investments and administrator of the Fund. For its services, the Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Fund, along with transactional and out-of-pocket fees.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. BFDS receives a monthly fee and is reimbursed for certain out-of-pocket expenses.

During the year ended November 30, 2017, the Fund received reimbursement of fees from the Fund’s previous Custodian, U.S. Bank, N.A., in the amount of $201,845, which is reflected in the Statement of Operations.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For The Year Ended November 30, 2017		For The Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	203,267	$8,513,978	1,023,890	$38,842,046
Class A	861,515	36,845,880	1,778,863	66,833,234
Class I1	4,805,669	202,510,233	9,439,274	358,204,056
Class R1	6,937	285,087	27,331	1,011,542
Class R2	5,622	232,090	13,331	500,136
Class Y	61,556	2,700,931	245,725	9,213,991

Reinvestment of dividends and distributions
Investor Class	155,029	6,159,309	277,488	10,899,714
Class A	81,513	3,218,126	81,118	3,171,725
Class I1	238,610	9,460,873	239,401	9,398,868
Class R1	—	—	4	168
Class R2	51	2,007	4	171
Class Y	9,953	394,731	1,001	39,274

Shares redeemed
Investor Class	(2,502,959)	(106,162,995)	(5,150,842)	(194,845,702)
Class A	(1,316,499)	(54,915,051)	(1,580,368)	(59,751,039)
Class I1	(4,563,649)	(193,509,288)	(9,943,042)	(375,263,346)
Class R1	(5,503)	(231,952)	(3,948)	(150,887)
Class R2	(25,397)	(1,032,938)	(4,777)	(187,244)
Class Y	(73,620)	(3,198,915)	(353)	(13,785)

Total decrease in net assets from capital share transactions	(2,057,905)	$(88,727,894)	(3,555,900)	$(132,097,078)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2017 were $224,333,804 and $354,751,762, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2017, Charles Schwab & Company, Inc., for the benefit of its customers, held 25.30% of outstanding shares of the Investor Class. At November 30, 2017, Merrill Lynch Pierce Fenner & Smith, for the benefit of its

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2017

customers, held 29.15%, 58.21%, 100.00% and 100.00% of outstanding shares of Class A, Class I1, Class R1 and Class R2, respectively. At November 30, 2017, National Financial Services LLC, for the benefit of employees of Benesch, held 67.36% of outstanding shares of Class Y. At November 30, 2017, National Financial Services LLC, for the benefit of its customers, held 43.62% of outstanding shares of the Investor Class.

(9)	Subsequent Event

On Jan. 1, 2018, Boston Financial Data Services, Inc. officially became DST Asset Manager Solutions, Inc.

The Trust intends to engage UMB Fund Services, Inc. to serve as the Fund’s Transfer Agent, effective as of November 21, 2018.

Management has evaluated the possibility of subsequent events through the date of issuance and determined that there are no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

SMEAD VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Smead Value Fund and

Board of Trustees of Smead Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Funds Trust, comprising Smead Value Fund (the “Fund”) as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 26, 2018

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Smead Funds Trust (the “Trust”) met on August 1, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative performance information provided by the Adviser, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including the Adviser’s response to the Independent Trustees’ request for information, the Adviser’s Form ADV and select financial statements of the Adviser) and other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreement for an additional one-year term.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser and expected that they would continue to be of high-quality. They noted that the Adviser’s history, experience and reputation were exceptional. The Independent Trustees considered the experience and qualifications of the personnel at the Adviser who were responsible for providing services to the Fund, and the compensation structure of the Adviser. The Independent Trustees also considered the resources, policies, procedures and infrastructure of the Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s commitment to those programs, including upgrades to the Adviser’s systems and revisions to the compliance program made over the course of the past year. The Independent Trustees noted that there were currently no known pending regulatory inquiries by the SEC or other regulatory agencies involving the Adviser, and that the Adviser recently underwent a mock audit conducted by a third party consulting firm (ACA) with extensive experience in this space. The Independent Trustees concluded that the Adviser’s key personnel had sufficient expertise necessary to continue to serve as investment adviser to the Fund and that the nature, overall quality and extent of the management services were satisfactory and reliable.

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

2.	INVESTMENT PERFORMANCE

The Independent Trustees then considered the performance of the Fund. As part of its evaluation, the Independent Trustees reviewed a report prepared by an independent consulting firm, Morningstar. The report compares the Fund’s I1 Class shares, which is currently the share class with the most assets, to (i) certain funds determined by Morningstar to be comparable based on investment style, expense structure and asset size (the “Morningstar Performance Peer Group”), (ii) funds included in Morningstar’s Large Blend and Large Value categories (the “Morningstar Categories”), and (iii) the Fund’s benchmark index (the S&P 500 Index). The Independent Trustees examined the performance of the Fund for the 1-year, 3-year and 5-year periods ended June 30, 2017 and noted that the Fund ranked 9th out of 21 funds, 2nd out of 21 funds and 1st out of 19 funds, respectively, in the Morningstar Performance Peer Group. For the same periods, the Fund ranked 166th out of 508 funds, 130th out of 450 funds and 16th out of 374 funds, respectively, in the Morningstar Categories. The Independent Trustees noted that the Fund’s performance for the three-year period lagged the benchmark, but that performance for the one-year and five-year periods outperformed the benchmark.

The Independent Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Independent Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Independent Trustees considered the gross advisory fee rates charged by the Adviser for the Fund, as well as the effective advisory fee rate after taking into consideration the Fund’s expense limitation arrangements with the Adviser. The Independent Trustees discussed Morningstar’s analysis which, as of June 30, 2017, showed that the Fund’s net expenses exceeded the Morningstar Performance Peer Group and Morningstar Categories medians by 10 and 21 basis points, respectively, placing the Fund’s net expenses in the fourth (worst) quartile within both. In addition, the Morningstar report noted that, at June 30, 2017 asset levels, the advisory fee of 0.75% fell within the 3rd quartile for Peer Group but 4th for Category. The Independent Trustees noted that while such fees and expenses were above the median of the Morningstar Performance Peer Group and the Morningstar Categories, the long term performance of the Fund was generally quite good. Additionally, it was noted that the Adviser’s investment advisory fee was below what it charged separately managed accounts, albeit slightly higher (by 5 basis points) than the advisory fee charged to an unaffiliated fund to which the Adviser provides subadvisory services. With respect to this unaffiliated fund, the Adviser explained that because it has little or no marketing or investment company oversight responsibilities with respect to the fund, the cost to provide subadvisory services to this fund is lower than the cost to provide advisory services to the Fund. The Independent Trustees also noted that the expense limitation structure would be in effect for the Fund until March 31, 2018.

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

(Unaudited)

The Board also reviewed the Adviser’s 2016 and 2015 profitability analysis reports and the Adviser’s unaudited profit and loss statements and balance sheets for the years ended December 31, 2016 and 2015.

The Independent Trustees concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and advisory fee information. The Independent Trustees further concluded that the Adviser’s profits in connection with the management of the Fund were not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund.

4.	EXTENT OF ECONOMY OF SCALE

The Independent Trustees compared the Fund’s expenses relative to its Morningstar Performance Peer Group and its Morningstar Categories and discussed realized and potential economies of scale. The Independent Trustees noted that although the Fund did not have advisory fee breakpoints, the Adviser had contractually agreed to limit the expenses of each share class of the Fund so that each share class does not exceed its operating expense limitation. The Independent Trustees discussed the possibility of including breakpoints in the investment advisory fee, and considered the Adviser’s thoughts on this subject. Based upon its review and discussion, the Independent Trustees determined that, while fee breakpoints were not currently necessary for the Fund, they would continue to review whether breakpoints should be incorporated. After further discussion, the Independent Trustees concluded that the current fee structure was reasonable.

5.	INDIRECT BENEFITS REALIZED BY THE ADVISER

The Independent Trustees considered the direct and indirect benefits that have been and may continue to be realized by the Adviser from its association with the Fund. The Independent Trustees concluded that the benefits the Adviser received, such as greater name recognition, growth in separate account management services and increased ability to obtain research or brokerage services, appeared to be reasonable, and in many cases benefited the Fund through growth in assets.

CONCLUSIONS

On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the renewal of the Agreement to the full Board.

SMEAD VALUE FUND

Notice of Privacy Policies and Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2017, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Gregory A. Demopulos Age: 58	Trustee	Indefinite Term; Since September 2014	1	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Director, Onconome, Inc. (since 2004).

Peter M. Musser Age: 60	Trustee	Indefinite Term; Since September 2014	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (since 2008).

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Age: 63	Trustee	Indefinite Term; Since September 2014	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).	Advisory Council, Stone Arch Capital (since 2005).

Nancy A. Zevenbergen Age: 58	Trustee	Indefinite Term; Since September 2014	1	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Director, University of Washington Foster School of Business (since 2014); and Director, evenstar3 Inc. (since 2005).

Interested Trustees and Officers

William W. Smead[1] Age: 59	Trustee and Chairman	Indefinite Term; Since September 2014	1	Chief Executive Officer of the Adviser (since 2007). President and Chief Executive Officer of the Trust (from September 2014 to January 2016).	None.

Cole W. Smead[1] Age: 33	Trustee	Indefinite Term; Since September 2014	1	Managing Director of the Adviser (since 2007).	Director and Chairman, Smead Funds S.A. (since 2015).
	President and Chief Executive Officer	Elected annually; Since January 2016

SMEAD VALUE FUND

Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Steven J. LeMire Age: 48	Chief Compliance Officer	Elected annually; Since September 2014	N/A	Chief Compliance Officer of the Adviser (since 2014); Relationship Manager with Viceroy Investment Advisors, LLC (from 2013 to 2014); Co-Founder and Managing Principal of HCL Advisors, LLC (from 2012 to 2013).	N/A
	Treasurer, Principal Financial and Accounting Officer	Elected annually; Since January 2016

Matthew K. Brudvik Age: 33	Secretary	Elected annually; Since November 2017	N/A	Vice President- Sales of the Adviser (since 2013)	N/A

[1]	Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc. 600 University Street, Suite 2412 Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio 44115

Custodian, Fund Accountant and Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Transfer Agent	Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169

Distributor	ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a)	As of November 30, 2017, the Registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee.

(a)(2)	Mr. Walter F. Walker and Mr. Peter M. Musser serve as the “Audit Committee Financial Experts” and are considered to be “Independent Trustees” as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
November 30, 2017	$15,000	$ -	$3,000	$ -
November 30, 2016	$15,000	$ -	$3,000	$ -

1               The Tax Fees are the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. for the review of Form 1120-RIC and Form 8613, and the review of excise tax distribution calculations.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) and (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows: None.

(f)	Not applicable.

(g)	There were no non-audit fees billed by Registrant’s accountant for the Registrant’s fiscal years ended November 30, 2017 and November 30, 2016.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Included as part of the Report to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

During the period ended November 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on the evaluation of these controls and procedures required by the Act and under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	The Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR is filed herewith.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smead Funds Trust

By: /s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:    February 1, 2018

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date: February 1, 2018

By: /s/ Steven J. LeMire
Steven J. LeMire
Treasurer
(Principal Financial Officer)

Date: February 1, 2018